UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2009

Show Me Ethanol, LLC
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	000-52614 (Commission File Number)	20-4594551 (I.R.S. Employer Identification Number)

P. O. Box 9 26530 Highway 24 East,
Carrollton, Missouri 64633
(660) 542-6493
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Hanson, age 50, was appointed, Chief Financial Officer of Show Me Ethanol, LLC (the “Company”) as of April 22, 2009.  Prior to employment with the Company, Mr. Hanson was Corporate Controller for FCStone Group, Inc. since August 2007 and from January 2002 until August 2007 Mr. Hanson was a Division Controller for FCStone, LLC.  He is a Certified Public Accountant.  Mr. Hanson had no prior business relationship or affiliation with the Company or any executive officer or director of the Company prior to his employment with the Company and is an at-will employee of the Company with an annual salary of $110,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2009	Show Me Ethanol, LLC

	By:	/s/Dennis Alt
Name: Dennis Alt
Title: General Manager